               FIRST AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT
                                      OF
                               VISTANA WGV, LTD.


          THIS FIRST AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF VISTANA WGV, LTD. ("First Amendment") is made and entered into as of the 30th day of June 1998, by and among VISTANA WGV HOLDINGS, INC., a Florida corporation ("General Partner"), VISTANA WGV INVESTMENT, INC., a Florida corporation ("Vistana"), UNITED TIMESHARES, INC., a Florida corporation ("United"), A. ZIMAND WGV INVESTMENT, INC., a Florida corporation ("Zimand") and NATIONAL COAL COMPANY, a Virginia general partnership ("NCC"). Any capitalized terms used in this First Amendment which are not defined herein shall have the same definitions as set forth in the Limited Partnership Agreement of Vistana WGV, Ltd. entered into as of June 28, 1996, among General Partner, Vistana WGV Investment, Ltd., United and Zimand (the "Partnership Agreement").

                                   RECITALS

          A. General Partner, Vistana WGV Investment, Ltd. (the predecessor of Vistana), United and Zimand executed the Partnership Agreement in order to form Vistana WGV, Ltd. (the "Partnership").

          B. On December 31, 1997, Vistana WGV Investment, Ltd. was converted from a Florida limited partnership to a Florida corporation known as "Vistana WGV Investment, Inc.," all of the stock of which is owned by Vistana, Inc.

          C. On June 30, 1998, United assigned all of its rights, obligations and responsibilities as a limited partner in the Partnership to NCC, a Virginia general partnership consisting of James W. McGlothlin, W. W. McGlothlin and
N. D. Street (who also collectively own all of the stock of The United Company, which in turn owns all of the stock of United).

          D. The Partners wish to amend the Partnership Agreement to reflect the substitution of Vistana for Vistana WGV Investment, Ltd. as a Limited Partner in the Partnership, and the substitution of NCC for United as a Limited Partner in the Partnership, both in accordance with the terms and conditions set forth below, and to make certain other modifications as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, it is AGREED as follows:

          1. Recitals. The statements of facts set forth in Recitals A through D above are true and correct and are incorporated herein and made a part hereof.

          2. Assignment of Partnership Interests and Substitution of Limited Partners.

               (a) Vistana. The assignment by Vistana WGV Investment, Ltd. to Vistana WGV Investment, Inc. (pursuant to the conversion of Vistana WGV Investment, Ltd. from a Florida limited partnership to a Florida corporation) of all of its rights, obligations and responsibilities as a Limited Partner in the Partnership is hereby consented to by the General Partner, and Vistana is hereby substituted as a Limited Partner for Vistana WGV Investment, Ltd. effective as of the beginning of business on January 1, 1998. Vistana hereby affirms that it has assumed all of the rights, obligations and responsibilities of Vistana WGV Investment, Ltd. as a Limited Partner in the Partnership as of the beginning of business on January 1, 1998, and Vistana further agrees to be bound by all of the terms and conditions of the Partnership Agreement as amended hereby.

               (b) United. The assignment by United of all of its rights, obligations and responsibilities as a Limited Partner in the Partnership to NCC effective as of the close of business on June 30, 1998, is hereby consented to by the General Partner, and NCC is hereby substituted as a Limited Partner for United effective as of the beginning of business on July 1, 1998. NCC hereby affirms that it has assumed all of the rights, obligations and responsibilities of United as a Limited Partner in the Partnership, including, but not limited to, the loan obligations described in Section 5.4 of the Partnership Agreement, and NCC further agrees to be bound by all of the terms and conditions of the Partnership Agreement as amended hereby.

               (c) References. Any and all references to "Vistana" in the Partnership Agreement shall be deemed to refer to Vistana WGV Investment, Inc. effective as of the beginning of business on January 1, 1998. Any and all references to "United" in the Partnership Agreement shall be deemed to refer to NCC effective as of the beginning of business on July 1, 1998.

               (d) Covenant Not to Compete. As a result of the substitution of NCC for United and the assumption by NCC of all of United's obligations and responsibilities as a Limited Partner in the Partnership, NCC acknowledges that it is bound by all the terms of covenant not to compete set forth in Section 7.8 of the Partnership Agreement. Likewise, United acknowledges that it is an "Affiliate" (as defined in Subsection 1.6.E. of the Partnership Agreement) of NCC and that, as such, it will continue to be bound by all the terms and conditions of the non-compete provisions set forth in Section 7.8 of the Partnership Agreement after June 30, 1998, even though it will no longer be a Partner after that date.

               (e) Waiver of Opinion of Tax Counsel. In light of the changes made to Section 12.4 and Subsection 12.6.B. below, the requirement for an opinion of tax counsel as a condition precedent to the admission of Vistana and NCC as additional and substitute Limited Partners in the Partnership is hereby waived.

          3. Amendment to Section 3.2. Section 3.2 of the Partnership Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               SECTION 3.2 Limited Partners. The names and addresses of the Limited Partners are:

                         Vistana WGV Investment, Inc.
                         8801 Vistana Centre Drive
                         Orlando, FL  32821
                         Fax No. (407) 239-3222

                         National Coal Company
                         c/o The United Company
                         P. O. Box 1280
                         Bristol, VA 24203
                         Fax No. (540) 645-1431

                         A. Zimand WGV Investment, Inc.
                         5426 Osprey Isle Lane
                         Orlando, FL 32819
                         Fax No. (407) 876-1962

          4. Amendment to Section 7.3. Section 7.3 of the Partnership Agreement shall be amended by: (i) deleting the word "or" at the end of Subsection 7.3.G.; (ii) changing the period at the end of Subsection 7.3.H. to a semi-colon and adding the word "or" after the semi-colon; and (iii) adding a new Subsection 7.3.I. which shall read as follows:

               I. File an election under Treasury Regulation (S)301.7701-3 or under any other provision of the Code or the applicable Treasury Regulations to have the Partnership classified as anything other than a partnership for federal income tax purposes.

          5. Amendment to Section 12.4. In recognition of the final adoption of Treasury Regulation (S)(S)301.7701-2 and 3 relating to the classification of business entities for federal income tax purposes, it is agreed that the second paragraph of Section 12.4 of the Partnership Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          Each Limited Partner may Assign all or any portion of its interest in the Partnership as a Limited Partner to an Affiliate of such Limited Partner; provided, however, that the transferee of such Limited Partner's interest shall be treated as an assignee of such interest under the Partnership Law and shall not be admitted as an additional Limited Partner (i.e., as a substitute Limited Partner) unless such transferee executes and delivers to the General Partner a joinder to this Agreement in form and content satisfactory to the General Partner in the reasonable exercise of its discretion evidencing such transferee's agreement to be bound by all the terms and conditions of this Agreement (as amended). For purposes of the authorization for a Limited Partner to Assign its interest in the Partnership to an Affiliate under this Section 12.4, the term "Affiliate" in the case of Vistana shall also be deemed to include all of those Persons identified in Schedule 12.1 attached hereto and made a part hereof.

          6. Amendment to Subsection 12.6.B. Subsection 12.6.B. shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               B. The Purchaser of an interest of a Limited Partner pursuant to this Section 12.6 shall be treated as an assignee of such interest under the Partnership Law and shall not be admitted as an additional Limited Partner (i.e., as a substitute Limited Partner) unless such Purchaser executes and delivers to the General Partner a joinder to this Agreement in form and content satisfactory to the General Partner in the reasonable exercise of its discretion evidencing such Purchaser's agreement to be bound by all the terms and conditions of this Agreement (as amended).

          7. Amendment to Section 15.1. The notice provisions applicable to Vistana and United set forth in Section 15.1 shall be deleted and the following shall be substituted in lieu thereof:

               To Vistana at:

                    Vistana WGV Investment, Inc.
                    8801 Vistana Centre Drive
                    Orlando, FL 32821

               With a copy to:

                    Charles H. Egerton, Esq.
                    Dean, Mead, Egerton, Bloodworth, Capouano & Bozarth, P.A.
                    P. O. Box 2346
                    Orlando, FL 32802

               To NCC at:

                    National Coal Company
                    c/o The United Company
                    P. O. Box 1280
                    Bristol, VA 24203-1280

               With copies to:

                    Dan B. Miller, Esq.
                    Jones, Day, Reavis & Pogue
                    77 West Wacker Drive, Suite 3500
                    Chicago, IL 60601-1692

               and to:

                    Wayne L. Bell, Esq.
                    Executive Vice President and General Counsel
                    The United Company
                    P. O. Box 1280
                    Bristol, VA 24203-1280

          This First Amendment may be executed in counterparts, each of which shall be deemed to be an original and shall be binding upon the party or parties who executed the same, but all of such counterparts shall constitute one and the same agreement.

          Except as set forth above, the terms and conditions of the Partnership Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment the day and year first above written.

Witnesses:
                                      GENERAL PARTNER


                                      VISTANA WGV HOLDINGS, INC.,
                                          a Florida corporation


                                      By:  /s/ Susan Werth
                                           -----------------------------------
                                               Susan Werth,
                                               its Senior Vice President - Law

                              LIMITED PARTNERS

                              VISTANA WGV INVESTMENT, INC.,
                                    a Florida corporation

                              By:  /s/ Susan Werth
                                   -----------------------------------
                                       Susan Werth,
                                       its Senior Vice President - Law


                              NATIONAL COAL COMPANY,
                                    a Virginia General Partnership

                              By:  /s/ James W. McGlothlin
                                   -----------------------------------
                                       James W. McGlothlin, Partner

                              By:  /s/ W.W. McGlothlin
                                   -----------------------------------
                                       W.W. McGlothlin, Partner

                              By:  /s/ N.D. Street
                                   -----------------------------------
                                       N. D. Street, Partner


                              A. ZIMAND WGV INVESTMENT, INC.,
                                    a Florida corporation

                              By:  /s/ Art Zimand
                                   -----------------------------------
                                       Art Zimand,
                                       its President

                              FOR PURPOSES OF PARAGRAPH 2(d)
                              HEREOF ONLY:

                              UNITED TIMESHARES, INC.,
                                    a Florida corporation

                              By:  /s/ James W. McGlothlin,
                                   -----------------------------------
                                       James W. McGlothlin,
                                       its President